83314 5/02
Prospectus Supplement
dated May 10, 2002 to:
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Putnam Emerging Markets Fund
Prospectuses dated December 30, 2001

The following is added after the first sentence under the heading "Main Investment Strategies - Emerging Market Stocks":

"Under normal circumstances, we invest at least 80% of the fund's net assets in emerging market investments."

The third sentence under the heading "What are the fund's main investment strategies and related risks?" is deleted.

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The following sentence is added to the first paragraph under the heading
"What are the fund's main investment strategies and related risks? -
Derivatives."

"Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment."